                                                                    EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

March 11, 2015

                   WP EXPEDITION CO-INVEST L.P.

                   By:   Warburg Pincus Partners, L.P., its general partner

                   By:   Warburg Pincus Partners GP LLC, its general partner

                   By:   Warburg Pincus & Co., its managing member

                   By:   /s/ Robert B. Knauss
                         -------------------------------
                         Robert B. Knauss
                         Partner

                   WARBURG PINCUS PARTNERS, L.P.

                   By:   Warburg Pincus Partners GP LLC, its general partner

                   By:   Warburg Pincus & Co., its managing member

                   By:   /s/ Robert B. Knauss
                         -------------------------------
                         Robert B. Knauss
                         Partner

                   WARBURG PINCUS PARTNERS GP LLC

                   By:   Warburg Pincus & Co., its managing member

                   By:   /s/ Robert B. Knauss
                         -------------------------------
                         Robert B. Knauss
                         Partner

                   WARBURG PINCUS & CO.

                   By:   /s/ Robert B. Knauss
                         -------------------------------
                         Robert B. Knauss
                         Partner

                   CHARLES R. KAYE

                   By:   /s/ Robert B. Knauss
                         -------------------------------
                         Robert B. Knauss, Attorney-in-Fact*

                   JOSEPH P. LANDY

                   By:   /s/ Robert B. Knauss
                         -------------------------------
                         Robert B. Knauss, Attorney-in-Fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an
exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P.
with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo Petroleum,
Inc.) and is hereby incorporated by reference.